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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                            Current Report Pursuant
                         To Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): December 24, 1996

                                    MPTV, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


        0-16545                                        88-0222781
(Commission File Number)                (I.R.S. Employer Identification No.)


                                 3 Civic Plaza
                                   Suite 210
                        Newport Beach, California  92660
          (Address of Principal Executive Offices, Including Zip Code)


                                 (714) 760-6747
              (Registrant's Telephone Number, Including Area Code)





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Item 5.  Other Events.
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Closing and Funding of Loan.
----------------------------

MPTV, Inc., a Nevada corporation (the "Registrant"), has announced the closing and funding of the $7,600,000.00 loan funded by Kennedy Funding, Inc. Proceeds will be used for the re-structuring of the previously existing debt and for completing Phase I renovation of the Lake Tropicana Timeshare Resort in Las Vegas, Nevada.

As permitted by General Instruction F to Form 8-K, the Registrant hereby incorporates by reference the information contained in the press release dated December 31, 1996, which is filed as an Exhibit to this Report on Form 8-K.


Item 7.
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Financial Statements and Exhibits.
----------------------------------

         (a)     Financial statements of businesses acquired:  N/A

         (b)     Pro forma financial information:  N/A

         (c)     Exhibits:

                 Exhibit No.     Description
                 -----------     -----------
                    99.5         Press Release, dated December 31, 1996,
                                 regarding closing of Kennedy loan.





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                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    MPTV, INC.




Date:  January 8, 1997              By: /s/ James C. Vellema
                                       --------------------------------
                                       Name:  James C. Vellema
                                       Title: Chairman/Chief Executive Officer





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